Klaviyo Delivers Solid Q3 with Enterprise Growth, Multi-Product Strength, and Agent Traction
Third quarter revenue of $387.2 million, representing 25% year-over-year growth
Raises FY26 revenue guidance to $1.537 billion to $1.541 billion, for year-over-year growth of ~25%

BOSTON, November 4, 2026 — Klaviyo (NYSE: KVYO), the autonomous B2C CRM, today announced results for its third quarter ended September 30, 2026.

“AI is taking barriers out of marketing, and as agents take on more of the work, they are only as good as the context behind them. Since our founding we have placed customer relationships and data at our core, and this puts Klaviyo at the center of this shift. We provide the engine that fuels our customers’ growth: a B2C CRM that integrates data and decisioning with purpose-built agents for marketing and customer service. That's why more than 211,000 brands around the globe trust Klaviyo to turn their customer data into personalized experiences that help them grow,” said Andrew Bialecki, co-founder and co-CEO of Klaviyo.

Recent Business Highlights (all figures as of September 30, 2026):

●Released the latest version of Composer: more autonomous, proactive, and trusted, with connectors, skills, and artifacts.
●Announced Klaviyo Headless, giving customers optionality to access Klaviyo data from any AI system, including Claude and ChatGPT.
●Launched new embedded apps: Klaviyo in Shopify and Klaviyo in Wix, bringing Klaviyo and Composer directly into the merchant experience.
●Recognized in leading analyst evaluations, including the 2026 Gartner® Magic Quadrant™ for Multichannel Marketing Hubs.1
●Grew customers to more than 211,000, with new customer wins and expansions with Frasers Group, Malbon Golf, and Voluspa.
●Large customers outpaced total company growth, with 4,725 customers generating over $50,000 of ARR, up 33% year-over-year; 390 customers generating over $250,000 of ARR, up 49% year-over-year; and 105 customers generating $500,000 of ARR, up 57% year-over-year.
●Drove continued platform adoption, with 22% of ARR coming from customers using 3 or more products, and continued international expansion, with 32% year-over-year revenue growth outside the Americas.
●Delivered NRR of 108%, driven by customer expansions, cross-sell and strong retention.
●Authorized a new $300 million share repurchase program following the completion of prior program.

“Q3 was another strong quarter with revenue up 25% year-over-year, and solid profitability. Growth was broad-based, with strength in our largest customer cohorts demonstrating our success in the enterprise and more customers landing with multiple products from day one. We continue to drive growth with disciplined investments, and our innovation engine keeps us ahead of customer needs. I have deep conviction in the runway ahead as we scale
1 Gartner, Magic Quadrant for Multichannel Marketing Hubs, Audrey Brosnan, Tia Zervas, Suzanne Schwartz, and Julia Multedo, 22 September 2026. See below for disclaimers.

profitably and execute our strategy to expand across multiple products, in the enterprise, and internationally, and build on the momentum with our agents,” said Erica Smith, CFO of Klaviyo.

Share Repurchase Authorization

Today, Klaviyo also announced that its board of directors has authorized a new share repurchase program under which the company may repurchase up to $300 million of its Series A common stock. The new program follows the completion of Klaviyo’s prior $500 million share repurchase authorization, which was completed in October.

Smith continued: “The new authorization reflects the board and management’s conviction in the strength of our strategy and intrinsic value of our shares at current levels. We are a growth company and our strong cash balance and consistent cash generation allow us to also prioritize organic investments in the business and maintain the flexibility to pursue opportunities that can accelerate our roadmap.”

Third Quarter 2026 Financial Highlights:

$ in millions (except per share amounts)

Q3 FY26
Revenue	$387.2
YoY Growth	25%
Gross Profit	$287.4
Gross Margin	74%
Non-GAAP Gross Profit	$289.9
Non-GAAP Gross Margin	75%
Operating Loss	$(4.5)
Operating Margin	(1)%
Non-GAAP Operating Income	$56.9
Non-GAAP Operating Margin	15%
Net income per share, basic	$—
Net income per share, diluted	$—
Non-GAAP net income per share, basic	$0.22
Non-GAAP net income per share, diluted	$0.22
Cash from Operating Activities	$52.7
Free Cash Flow	$24.8
Adjusted Free Cash Flow	$40.1

Financial Outlook

$ in millions	FY26-Q4 Guidance	FY26 Guidance
Revenue	$421 - $425	$1,537 - $1,541
Year-over-year Growth Rate	~21%	~25%
Non-GAAP Operating Income	$66.5 - $69.5	$233 - $236

Fully Diluted Shares Outstanding (Millions)	284	293

Klaviyo has not provided a reconciliation of non-GAAP operating income guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Stock-based compensation-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change.

Dilutive Securities

Klaviyo has various dilutive securities. The table below details these securities (shares in millions; rounding differences may occur):

	Price as of September 30, 2026	Weighted Average Exercise Price	Shares
Share price	$15.73
Common stock outstanding as of 9/30/2026			282.3
Warrants outstanding			1.4
RSUs and PSUs outstanding			22.5
Options outstanding		$3.09	1.4
ESPP shares outstanding			0.4
Total estimated fully diluted shares			308.0

We have excluded the impact of the Shopify investment option of 15,743,174 shares at $88.93 per share as it was out of the money as of September 30, 2026. The investment option expires on July 28, 2030.

Conference Call Information

In conjunction with this announcement, Klaviyo will host a conference call for investors at 4:30 p.m. ET (1:30 p.m. PT) today to discuss the results for its third quarter ended September 30, 2026 and its outlook for its fourth quarter and fiscal year ending December 31, 2026. The live webcast and a replay of the webcast will be available at the Investor Relations section of Klaviyo’s website: https://investors.klaviyo.com (live and replay).

Select Defined Terms

Customers. We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis.
Customers Generating Over $50,000, $250,000, and $500,000 of ARR. We calculate our number of customers generating over $50,000, $250,000, and $500,000, respectively, of ARR (as defined below) as those customers that have an average ARR of greater than $50,000, $250,000, or $500,000, respectively, over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. We believe the number of customers generating over $50,000, $250,000, and $500,000, respectively, of ARR are key performance metrics to help investors and others understand and evaluate our results of operations in the same manner as our management team, as they are indicators of our ability to grow the number of customers that are exceeding these ARR thresholds, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.
Dollar-Based Net Revenue Retention Rate. We calculate our Dollar-Based Net Revenue Retention Rate (“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination. We then calculate the Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination (the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. We measure Dollar-Based Net Revenue Retention Rate to measure this growth.

About Klaviyo

Klaviyo (CLAY-vee-oh) is an autonomous B2C CRM that powers more valuable customer experiences. We unify a flexible, scalable data platform, intelligence that gets smarter with every interaction, and action across Marketing and Service to help businesses turn real-time customer data into personalization at scale. High-growth enterprises like Mattel, TaylorMade, Glossier, Liquid Death, Daily Harvest and more than 211,000 other paying customers leverage Klaviyo’s actionable infrastructure and our more than 400 integrations to deliver measurable outcomes through faster, higher-quality experiences.

Source: Klaviyo, Inc.

Contact

Investor Relations
Brad Sills
ir@klaviyo.com

Press
Danielle Zanatta
press@klaviyo.com

Forward Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Other than statements of historical facts, all statements contained in this press release, including, but not limited to, statements about Klaviyo’s outlook for the fourth quarter and full fiscal year ending December 31, 2026, and Klaviyo’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, potential market opportunities, use of artificial intelligence and machine learning, and other similar matters, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “going to,” “guidance,” “intend,” “keep,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “project,” “shall,” “should,” “strategy,” “target,” “will,” “would,” or words of similar meaning or similar references to future periods may identify these forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements reflect management’s beliefs, expectations and assumptions about future events as of the date hereof, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risks include, among others, the following: our ability to achieve future growth and sustain our growth rate; our ability to successfully execute our business and growth strategy, such as the success of our investment in our key growth initiatives and our ability to recognize effective areas for growth; our ability to successfully integrate with third-party platforms; our relationships with third parties, such as our marketing agency and technology partners; unfavorable conditions in our industry; our ability to attract new customers, including mid-market and enterprise customers, retain revenue from existing customers and increase sales from both new and existing customers; our ability to leverage artificial intelligence and machine learning in our products; our ability to sustain strong international growth; the success of our marketing and sales strategies; costs and expenses associated with being a public company; the impact of macroeconomic factors, including tariffs; as well as other risks and uncertainties set forth under the caption “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission (the “SEC”), and the other filings and reports we make with the SEC from time to time, which may be obtained on our Investor Relations website at https://investors.klaviyo.com and on the SEC website at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor(s) may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. In light of the risks, uncertainties, assumptions, and other factors, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Therefore, you should not rely on any of the forward-looking statements. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Other than as required by law, we assume no obligation to update any forward-looking statements contained in this press release in the event of new information, future developments or otherwise.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, basic, non-GAAP net income per share, diluted, free cash flow, free cash flow margin, adjusted free cash flow, and adjusted free cash flow margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please see the accompanying tables for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents.
Our non-GAAP gross profit, non-GAAP operating income, non-GAAP operating expenses, and non-GAAP net income exclude certain significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements. These may include, among others, (i) material amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) significant, one-time restructuring expenses. Our non-GAAP gross margin is calculated as non-GAAP gross profit divided by total revenue. Our non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue. Our non-GAAP net income per share, basic, is calculated as non-GAAP net income divided by weighted average shares outstanding - basic for purposes of calculating non-GAAP net income per share. Our non-GAAP net income per share, diluted, is calculated as non-GAAP net income divided by weighted average shares outstanding - diluted for purposes of calculating non-GAAP net income per share. Free cash flow is defined as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment, capitalization of software development costs, purchases of certain other non-current assets, acquisition of intangible assets, and employer taxes for executive option exercises. Free cash flow margin is a non-GAAP financial measure that is calculated as free cash flow divided by total revenue. Adjusted free cash flow is a non-GAAP financial measure that is calculated as free cash flow plus cash paid for asset acquisitions, including related acquisition costs. Adjusted free cash flow margin is a non-GAAP financial measure that is calculated as adjusted free cash flow divided by total revenue.
Stock-based compensation expense includes the net effects of capitalization and amortization of stock-based compensation expense related to capitalized software. Stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of the compensation provided to our employees. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company’s non-cash expenses, we believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for meaningful comparisons between our operating results from period to period. When evaluating the performance of its business and making operating plans, Klaviyo does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on the amount of overall stockholder dilution than the accounting charges associated with such grants). The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Klaviyo’s control and that do not correlate to the operation of the business. The expense related to amortization of prepaid marketing expense of warrants issued to Shopify is dependent upon estimates and assumptions; therefore, Klaviyo believes non-GAAP measures that adjust for the amortization of prepaid marketing expense provide investors a consistent basis for comparison across accounting periods. Klaviyo believes that the economic impact of the partnership is best measured in the form of stockholder dilution and as such we have provided a reconciliation that shows the full dilutive impact of all outstanding equity instruments. Overall, Klaviyo believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.
We believe that all these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to decision making by our management, who use these measures as important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.
Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures versus their nearest GAAP equivalents. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Klaviyo’s business and an important part of the compensation provided to attract and retain its employees to create long-term incentive alignment with stockholders.
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herein with permission. All rights reserved.
The Gartner content described herein (the “Gartner Content”) represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not a representation of fact. Gartner
Content speaks as of its original publication date (and not as of the date of this earnings press release), and the opinions expressed in the Gartner Content are subject to change without notice.

Klaviyo, Inc.
Condensed Consolidated Balance Sheet (Unaudited)
(In Thousands)
	As of
	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$705,439	$1,064,875
Restricted cash	738	738
Accounts receivable, net of allowance for doubtful accounts	81,571	60,714
Deferred contract acquisition costs, current	41,550	29,634
Prepaid expenses and other current assets	61,511	50,115
Total current assets	890,809	1,206,076

Property and equipment, net	94,905	80,341
Right-of-use assets, net	113,971	101,126
Deferred contract acquisition costs, non-current	65,178	47,769
Prepaid marketing expense	117,476	132,849
Other non-current assets	12,007	12,443
Total assets	$1,294,346	$1,580,604
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$21,427	$29,072
Accrued expenses	142,986	125,159
Lease liabilities, current	27,484	24,757
Deferred revenue	125,826	103,245
Total current liabilities	317,723	282,233

Lease liabilities, non-current	106,850	95,991
Other non-current liabilities	4,014	5,820
Total liabilities	428,587	384,044
Stockholders' equity
Preferred stock	—	—
Common stock - Series A	131	144
Common stock - Series B	151	160
Treasury Stock	29	—
Additional paid-in capital	1,741,508	2,073,209
Accumulated deficit	(876,060)	(876,953)
Total stockholders' equity	865,759	1,196,560
Total liabilities and stockholders' equity	$1,294,346	$1,580,604

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended September 30,
	2026	2025
Revenue	$387,207	$310,880
Cost of revenue	99,825	76,143
Gross profit	287,382	234,737
Operating expenses:
Selling and marketing	143,681	127,651
Research and development	97,522	72,668
General and administrative	50,668	45,254
Total operating expenses	291,871	245,573
Operating loss	(4,489)	(10,836)
Other expense	(226)	(89)
Interest income	6,779	10,311
Total other income, net	6,553	10,222
Income (loss) before income taxes	2,064	(614)
Provision (benefit) for income taxes	1,360	(188)
Net income (loss)	$704	$(426)

Net income (loss) per share attributable to Series A and Series B common stockholders
Basic	$—	$—
Diluted	$—	$—

Weighted average common shares outstanding
Basic	285,329,568	300,828,017
Diluted	286,472,066	300,828,017

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Nine Months Ended September 30,
	2026	2025
Revenue	$1,115,788	$883,824
Cost of revenue	290,411	215,079
Gross profit	825,377	668,745
Operating expenses:
Selling and marketing	417,036	377,810
Research and development	269,486	214,476
General and administrative	156,562	142,371
Total operating expenses	843,084	734,657
Operating loss	(17,707)	(65,912)
Other expense	(1,167)	(1,651)
Interest income	24,552	29,313
Total other income, net	23,385	27,662
Income (loss) before income taxes	5,678	(38,250)
Provision for income taxes	4,785	546
Net income (loss)	$893	$(38,796)

Net income (loss) per share attributable to Series A and Series B common stockholders
Basic	$—	$(0.14)
Diluted	$—	$(0.14)

Weighted average common shares outstanding
Basic	295,447,111	286,806,721
Diluted	296,701,389	286,806,721

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In Thousands)
	Three Months Ended September 30,
	2026	2025
Operating activities
Net income (loss)	$704	$(426)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	12,668	4,380
Non-cash operating lease costs	7,356	5,850
Amortization of deferred contract acquisition costs	11,586	7,696
Amortization of prepaid marketing expense	13,224	13,224
Loss on disposal of property and equipment	(180)	210
Bad debt expense	927	348
Stock-based compensation expense	42,140	40,437
Deferred income tax	—	(1,501)
Changes in operating assets and liabilities:
Accounts receivable	(3,105)	(2,749)
Deferred contract acquisition costs	(20,841)	(12,537)
Prepaid expenses, prepaid taxes, and other assets	8,388	2,765
Accounts payable	(18,041)	(2,453)
Accrued expenses	65	875
Deferred revenue	6,287	5,208
Operating lease liabilities	(8,124)	(6,185)
Other non-current liabilities	(404)	(382)
Net cash provided by operating activities	52,650	54,760
Investing activities
Acquisition of property and equipment	(7,976)	(2,274)
Capitalization of software development costs	(4,578)	(5,431)
Acquisition of business, net of cash acquired	—	(2,031)
Acquisition of intangible assets	(15,299)	—
Net cash used in investing activities	(27,853)	(9,736)
Financing activities
Proceeds from exercise of common stock options	80	266
Proceeds from exercise of warrants	3	3
Employee taxes paid related to net share settlement of stock-based awards	(2,061)	(4,107)
Proceeds from employee stock purchase plan	845	3,565
Payments for share repurchases	(150,864)	—
Net cash used in financing activities	(151,997)	(273)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(127,200)	44,751
Cash, cash equivalents, and restricted cash, beginning of period	833,377	936,254
Cash, cash equivalents, and restricted cash, end of period	$706,177	$981,005

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In Thousands)
	Nine Months Ended September 30,
	2026	2025
Operating activities
Net income (loss)	$893	$(38,796)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	26,278	13,092
Non-cash operating lease costs	21,607	18,245
Amortization of deferred contract acquisition costs	32,020	21,526
Amortization of prepaid marketing expense	39,673	39,673
Gain on derecognition of asset retirement obligation	—	(588)
Loss on disposal of property and equipment	(24)	629
Bad debt expense	1,916	1,884
Stock-based compensation expense	135,290	124,168
Deferred income tax	—	(1,501)
Changes in operating assets and liabilities:
Accounts receivable	(22,773)	(20,032)
Deferred contract acquisition costs	(61,345)	(35,165)
Prepaid expenses, prepaid taxes, and other assets	1,983	(1,739)
Accounts payable	(5,716)	6,751
Accrued expenses	11,095	(8,673)
Deferred revenue	22,581	23,422
Operating lease liabilities	(20,865)	(17,476)
Other non-current liabilities	(1,806)	(573)
Net cash provided by operating activities	180,807	124,847
Investing activities
Acquisition of property and equipment	(26,198)	(7,019)
Capitalization of software development costs	(12,582)	(15,734)
Purchase of other non-current assets	(505)	—
Acquisition of business, net of cash acquired	—	(2,031)
Acquisition of intangible assets	(15,299)	—
Net cash used in investing activities	(54,584)	(24,784)
Financing activities
Proceeds from exercise of common stock options	877	1,732
Proceeds from exercise of warrants	10	10
Employee taxes paid related to net share settlement of stock-based awards	(6,940)	(13,055)
Proceeds from employee stock purchase plan	4,827	9,668
Payments for share repurchases	(484,433)	—
Net cash used in financing activities	(485,659)	(1,645)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(359,436)	98,418
Cash, cash equivalents, and restricted cash, beginning of period	1,065,613	882,587

Cash, cash equivalents, and restricted cash, end of period	$706,177	$981,005

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2026	2025
Gross profit	$287,382	$234,737
Stock-based compensation	2,415	2,161
Employer payroll tax on employee stock transactions	116	212
Non-GAAP gross profit	$289,913	$237,110
Gross margin	74.2%	75.5%
Non-GAAP gross margin	74.9%	76.3%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2026	2025
Operating loss	$(4,489)	$(10,836)
Stock-based compensation	42,140	40,437
Employer payroll tax on employee stock transactions	1,248	2,154
Amortization of prepaid marketing	13,224	13,224
Amortization of intangibles acquired in acquisition	4,808	—
Non-GAAP operating income	$56,931	$44,979
Operating margin	(1.2)%	(3.5)%
Non-GAAP operating margin	14.7%	14.5%

Klaviyo, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended September 30,
	2026	2025
Net income (loss)	$704	$(426)
Stock-based compensation	42,140	40,437
Employer payroll tax on employee stock transactions	1,248	2,154
Amortization of prepaid marketing	13,224	13,224
Amortization of intangibles acquired in acquisition	4,808	—
Non-GAAP net income	$62,124	$55,389

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.22	$0.18
Diluted	$0.22	$0.18

Shares used in non-GAAP per share calculations:
Basic	285,329,568	300,828,017
Diluted	286,472,066	306,848,291

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2026	2025
Selling and marketing	$143,681	$127,651
Stock-based compensation	(12,995)	(14,096)
Employer payroll tax on employee stock transactions	(439)	(795)
Amortization of prepaid marketing	(13,224)	(13,224)
Non-GAAP Selling and marketing	$117,023	$99,536

Research and development	$97,522	$72,668
Stock-based compensation	(15,871)	(15,337)
Employer payroll tax on employee stock transactions	(512)	(592)
Amortization of intangibles acquired in acquisition	(4,808)	—
Non-GAAP Research and development	$76,331	$56,739

General and administrative	$50,668	$45,254
Stock-based compensation	(10,859)	(8,843)
Employer payroll tax on employee stock transactions	(181)	(555)
Non-GAAP General and administrative	$39,628	$35,856

Total operating expenses	$291,871	$245,573
Stock-based compensation	(39,725)	(38,276)
Employer payroll tax on employee stock transactions	(1,132)	(1,942)
Amortization of prepaid marketing	(13,224)	(13,224)
Amortization of intangibles acquired in acquisition	(4,808)	—
Non-GAAP Total operating expenses	$232,982	$192,131

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2026	2025
Cash provided by operating activities	$52,650	$54,760
Acquisition of property and equipment	(7,976)	(2,274)
Capitalization of software development costs	(4,578)	(5,431)
Acquisition of intangible assets	(15,299)	—
Free cash flow	$24,797	$47,055
Acquisition of intangible assets	15,299	—
Adjusted free cash flow	$40,096	$47,055
Operating cash flow margin	13.6%	17.6%
Free cash flow margin	6.4%	15.1%
Adjusted free cash flow margin	10.4%	15.1%

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2026	2025
Gross profit	$825,377	$668,745
Stock-based compensation	7,178	5,873
Employer payroll tax on employee stock transactions	352	881
Non-GAAP gross profit	$832,907	$675,499
Gross margin	74.0%	75.7%
Non-GAAP gross margin	74.6%	76.4%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2026	2025
Operating loss	$(17,707)	$(65,912)
Stock-based compensation	135,290	124,168
Employer payroll tax on employee stock transactions	4,373	20,355
Amortization of prepaid marketing	39,673	39,673
Amortization of intangibles acquired in acquisition	4,808	—
Non-GAAP operating income	$166,437	$118,284
Operating margin	(1.6)%	(7.5)%
Non-GAAP operating margin	14.9%	13.4%

Klaviyo, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Nine Months Ended September 30,
	2026	2025
Net income (loss)	$893	$(38,796)
Stock-based compensation	135,290	124,168
Employer payroll tax on employee stock transactions	4,373	20,355
Amortization of prepaid marketing	39,673	39,673
Amortization of intangibles acquired in acquisition	4,808	—
Non-GAAP net income	$185,037	$145,400

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.63	$0.51
Diluted	$0.62	$0.48

Shares used in non-GAAP per share calculations:
Basic	295,447,111	286,806,721
Diluted	296,701,389	305,892,006

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2026	2025
Selling and marketing	$417,036	$377,810
Stock-based compensation	(37,337)	(40,522)
Employer payroll tax on employee stock transactions	(1,457)	(3,045)
Amortization of prepaid marketing	(39,673)	(39,673)
Non-GAAP Selling and marketing	$338,569	$294,570

Research and development	$269,486	$214,476
Stock-based compensation	(52,748)	(50,168)
Employer payroll tax on employee stock transactions	(1,851)	(3,817)
Amortization of intangibles acquired in acquisition	(4,808)	—
Non-GAAP Research and development	$210,079	$160,491

General and administrative	$156,562	$142,371
Stock-based compensation	(38,027)	(27,605)
Employer payroll tax on employee stock transactions	(713)	(12,612)
Non-GAAP General and administrative	$117,822	$102,154

Total operating expenses	$843,084	$734,657
Stock-based compensation	(128,112)	(118,295)
Employer payroll tax on employee stock transactions	(4,021)	(19,474)
Amortization of prepaid marketing	(39,673)	(39,673)
Amortization of intangibles acquired in acquisition	(4,808)	—
Non-GAAP Total operating expenses	$666,470	$557,215

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2026	2025
Cash provided by operating activities	$180,807	$124,847
Acquisition of property and equipment	(26,198)	(7,019)
Capitalization of software development costs	(12,582)	(15,734)
Purchase of other non-current assets	(505)	—
Acquisition of intangible assets	(15,299)	—
Employer taxes for executive option exercises	—	10,833
Free cash flow	$126,223	$112,927
Acquisition of intangible assets	15,299	—
Adjusted free cash flow	$141,522	$112,927
Operating cash flow margin	16.2%	14.1%
Free cash flow margin	11.3%	12.8%
Adjusted free cash flow margin	12.7%	12.8%